UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2011

The Management Network Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34006 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
 (Address of principal executive office)(Zip Code)

(913) 345-9315
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders.

The information set forth under “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated by reference into this Item 3.03.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 10, 2011, the independent members of the Board of Directors (the “Board”) of The Management Network Group, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved an executive incentive compensation plan for fiscal year 2011 (the “Plan”).  The Plan establishes a cash bonus pool (the “Pool”) for the Company’s principal executive officer, president and chief operating officer, and principal financial officer if the Company earns at least $2,750,000 of non-GAAP EBITDA in fiscal year 2011 (“2011 Non-GAAP EBITDA”).  The calculation of 2011 Non-GAAP EBITDA excludes non-cash charges (e.g., share-based compensation expense) and may exclude extraordinary one-time items to the extent determined to be appropriate by the Compensation Committee.

The amount available for payment from the Pool (“Payout Amount”) shall be a specified lump sum amount at certain thresholds of 2011 Non-GAAP EBITDA (as reduced by the Payout Amount) per the following schedule:

Non-GAAP EBITDA (Post Bonus) Exceeds	Payout Amount
$2,750,000	$450,000
$3,025,000	$575,000
$3,300,000	$700,000
$3,630,000	$770,000
$3,970,000	$830,000
$4,310,000	$890,000

In no event will the Payout Amount exceed $890,000.

The distribution of the Payout Amount, if any, among the Company’s eligible executive management will be determined by the Company’s Compensation Committee and/or independent directors at a later date.

The Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2011, the Board approved an amendment and restatement of the Company’s Bylaws (the "Bylaws"), to effect the following two amendments: (1) Section 2.5(b) was amended to clarify an ambiguity, by revising the  phrase "such anniversary date" in the second section of Section 2.5(b) to read "the first anniversary of the previous year's annual meeting date", and (2) Section 3.2(a) was amended to decrease the size of the Board as provided in the Bylaws from seven directors to six directors to reflect the current number of directors.  A copy of the amendments to the Bylaws is filed herewith as Exhibit 3.1 and incorporated herein by reference, and a copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendments to the Bylaws.

3.2	Amended and Restated Bylaws.

10.1	2011 Executive Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Vice President and Chief Financial Officer

Date: March 16, 2011

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendments to the Bylaws

3.2	Amended and Restated Bylaws

10.1	2011 Executive Incentive Compensation Plan